Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — August 31, 2010
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Certifications
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)			see certifications	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			see certifications	X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes			see certifications	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Brad Cole	September 20, 2010
Signature of Authorized Individual*	Date

Brad Cole	SVP, General Counsel
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — August 31, 2010
CERTIFICATIONS
A. Bank Reconciliation Certification
The undersigned verifies that, to my knowledge, all of the Debtors’ August 31, 2010 bank balances have been reconciled in an accurate and timely manner.
B. Post-petition Taxes Certification
The undersigned verifies that, to my knowledge, all post-petition tax obligations, including but not limited to payroll, real property, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ David Carlson	September 20, 2010
Signature of Authorized Individual	Date

David Carlson	VP, Finance and Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010
MOR 1

	Current Month		Cumulative Filing to Date
	Actual	Forecast	Actual	Forecast

Beginning Date	1-Aug-10	1-Aug-10	3-May-10	3-May-10
Ending Date	31-Aug-10	31-Aug-10	31-Aug-10	31-Aug-10

Cash — Beginning Balance	$17,552,575	$17,551,015	$5,257,718	$5,269,539

Receipts
Lockbox	$285,464	$0	$601,881	$274,859
Misc Deposit	$1,748,813	$1,710,000	$17,072,001	$18,664,000

Total Receipts	$2,034,277	$1,710,000	$17,673,882	$18,938,859

Operating Disbursements
Gleacher	$0	$0	$0	$0
Cardinal Co-Pay Redemptions	$0	$0	$0	$0
Dr Directory	$0	$0	$(47,005)	$(96,831)
Legal & Deal fees	$(209,308)	$(132,123)	$(683,753)	$(574,203)
KCC LLC	$(25,513)	$(25,513)	$(25,513)	$(25,513)
Creditors Committee Counsel & FA	$(57,373)	$(134,557)	$(57,373)	$(274,702)
Equity Committee Counsel	$0	$0	$0	$0
Other Professional Fees	$0	$0	$0	$0
Payroll	$(387,908)	$(423,250)	$(1,038,058)	$(1,271,216)
Benefits	$(77,657)	$(77,657)	$(77,657)	$(77,657)
Severance	$0	$0	$0	$0
Vacation Payout	$0	$0	$0	$0
Invoices in A/P Aging	$(84,745)	$(109,621)	$(1,158,400)	$(1,077,993)
Misc (TX rent, Insurance, ICS)	$(62,194)	$(59,036)	$(162,313)	$(159,436)
Other	$(2,989)	$0	$(1,006,502)	$(1,164,458)
voided checks	$0	$0	$4,138

Total Operating Disbursements	$(907,687)	$(961,758)	$(4,252,435)	$(4,722,009)

Net Operating Cash Flow	$1,126,590	$748,242	$13,421,447	$14,216,850

Non-Operating Disbursements
Capex
Professional Fees

Total Non-Operating Disbursements	$0	$0	$0	$0

Net Operating Cash Flow Before Financing	$1,126,590	$748,242	$13,421,447	$14,216,850

Financing Activities
Interest Payments

Financing Activities	$0	$0	$0	$0

Cash Flow	$1,126,590	$748,242	$13,421,447	$14,216,850

Ending Cash Balance (per books)	$18,679,165	$18,299,257	$18,679,165	$19,486,389

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$(907,687)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(907,687)

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010
Disbursements Journal
Checks cut during period

GL Posting		Checkbook	CM Trx
Date	Source Document	Amount	Number	Voided	Paid ToRcvd From
8/5/2010	PMCHK	$3,286.00	5104	No	ExecuSuites I-270, Inc.
8/5/2010	PMCHK	$1,151.63	5105	No	VSP — (AT)
8/9/2010	PMCHK	$77,657.00	5106	No	United Healthcare Insurance Co.
8/12/2010	PMCHK	$111,459.41	5107	No	Alston & Bird LLP
8/12/2010	PMCHK	$1,050.00	5108	No	American Stock Transfer & Trust Co
8/12/2010	PMCHK	$76.27	5109	No	AT Conference
8/12/2010	PMCHK	$811.71	5110	No	AT&T Mobility
8/12/2010	PMCHK	$839.77	5111	No	A T & T 8174909174/8174908790
8/12/2010	PMCHK	$57.85	5112	No	AT&T
8/12/2010	PMCHK	$718.77	5113	No	ATT
8/12/2010	PMCHK	$991.17	5114	No	Avaya, inc.
8/12/2010	PMCHK	$39.89	5115	No	Robin N. Belsaas
8/12/2010	PMCHK	$2,580.51	5116	No	Brad Cole
8/12/2010	PMCHK	$465.00	5117	No	Corporation Service Company
8/12/2010	PMCHK	$193.27	5118	No	Department of Veterans Affairs
8/12/2010	PMCHK	$88.00	5119	No	Excel Micro
8/12/2010	PMCHK	$1,050.00	5120	No	FDA Export Certificate Program
8/12/2010	PMCHK	$1,093.75	5121	No	Lynne B. Marton
8/12/2010	PMCHK	$974.00	5122	No	Pure Compliance
8/12/2010	PMCHK	$42,568.28	5123	No	QPharma Corp
8/12/2010	PMCHK	$111.12	5124	No	New Jersey Wraparound Drug Rebate
8/12/2010	PMCHK	$195.00	5125	No	Cynthia Tirpak
8/12/2010	PMCHK	$293.43	5126	No	Dr. Donald J. Treacy
8/12/2010	PMCHK	$33.96	5127	No	Verizon Business
8/12/2010	PMCHK	$150.00	5128	No	WebEx Communications Inc.
8/12/2010	PMCHK	$20,663.55	5129	No	Young Conaway Stargatt & Taylor LLP
8/17/2010	PMCHK	$2,626.47	5130	No	A T & T 8174909174/8174908790
8/17/2010	PMCHK	$54,146.66	5131	No	Dickstein Shapiro LLP
8/17/2010	PMCHK	$180.00	5132	No	Fisher Clinical Services
8/17/2010	PMCHK	$200.00	5133	No	FlexAmerica, Inc.
8/17/2010	PMCHK	$1,146.38	5134	No	Gary Herman
8/17/2010	PMCHK	$25,535.52	5135	No	Integrated Commercialization Sol.
8/17/2010	PMCHK	$292.28	5136	No	IKON Financial Services Box 650016
8/17/2010	PMCHK	$156.12	5137	No	Iron Mountain
8/17/2010	PMCHK	$50.00	5138	No	Shred-it USA, DBA Shred-it Dallas
8/17/2010	PMCHK	$80.00	5139	No	Amber Tomlinson
8/17/2010	PMCHK	$500.00	5140	No	Transport Solutions Inc
8/17/2010	PMCHK	$365.13	5141	No	WorldWide express
8/17/2010	PMCHK	$23,038.04	5142	No	Bayard, P.A.
8/27/2010	PMCHK	$79.60	5143	No	ADP Commercial Leasing
8/27/2010	PMCHK	$1.64	5144	No	Colorado State Treasurer
8/27/2010	PMCHK	$13,424.03	5145	No	Delaware Secretary of State
8/27/2010	PMCHK	$3,511.78	5146	No	Department of Health Services
8/27/2010	PMCHK	$60.00	5147	No	Excel Micro
8/27/2010	PMCHK	$305.78	5148	No	IKON Financial Services Box 650016
8/27/2010	PMCHK	$57,372.84	5149	No	Invotex, Inc.
8/27/2010	PMCHK	$25,513.49	5150	No	Kurtzman Carson Consultants
8/27/2010	PMCHK	$223.61	5151	No	Nebraska Dept of Revenue
8/27/2010	PMCHK	$160.60	5152	No	NYS EPIC PROGRAM
8/27/2010	PMCHK	$1,334.00	5153	No	Pure Compliance
8/27/2010	PMCHK	$25.47	5154	No	New Jersey Wraparound Drug Rebate
8/27/2010	PMCHK	$411.12	5155	No	State of New Jersey Dept Health/Senior Serv
8/27/2010	PMCHK	$750.00	5156	No	SunTrust
8/27/2010	PMCHK	$977.50	5157	No	Thomson Financial Corporate Group
8/27/2010	PMCHK	$897.72	5158	No	UNUM Life Insurance
8/27/2010	PMCHK	$213.65	5159	No	WorldWide express
8/27/2010	PMCHK	$748.87	5167	No	Brad Cole
8/27/2010	PMCHK	$489.43	5168	No	Gary Herman

		$483,417.07	Checks Cut

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010
Debits to bank other than checks

Transaction				Customer
Date	Description	Amount	Bank Ref#	Ref. #	Payee / Description

8/2/2010	ACH DEBIT	3,725.26			401K Contributions
8/5/2010	ACH DEBIT	1,218.91			ADP fees
8/6/2010	ACH DEBIT	355.84			ADP fees
8/9/2010	DEBIT MEMO — SVB	500.00			LOCKBOX CHARGE
8/11/2010	DEBIT MEMO — Cap One	245,051.91			ADP — payroll
8/11/2010	DEBIT MEMO — Cap One	95,211.37			ADP — payroll taxes
8/17/2010	DEBIT MEMO	146.24			BCC PAYMENT #1104568
8/17/2010	ACH Withdrawal	227.37			The Utility Company
8/20/2010	ACH Withdrawal	382.08			ADP — payroll fees
8/25/2010	DEBIT MEMO	88.24			Bank Analysis Service Charge
8/27/2010	Wire	33,372.85			Maguire Partners — Sept rent
8/27/2010	Wire Withdrawal	28,120.77			ADP — Payroll-related
8/27/2010	ACH Withdrawal	70.05			ADP — payroll fees
8/30/2010	ACH Withdrawal	15,798.73			ADP — payroll related

		$424,269.62	Debits to Bank other than Checks

Voided Checks from Prior Periods		$0.00

		$907,686.69	total disbursements

Checks cleared by bank:
8/2/2010	DEBIT MEMO — CapOne	32,230.76			CONTROL DISBURSEMENT/CLEARED CHECKS
8/3/2010	DEBIT MEMO — CapOne	170,771.52			CONTROL DISBURSEMENT/CLEARED CHECKS
8/4/2010	DEBIT MEMO — CapOne	7,717.95			CONTROL DISBURSEMENT/CLEARED CHECKS
8/5/2010	DEBIT MEMO — CapOne	2,995.85			CONTROL DISBURSEMENT/CLEARED CHECKS
8/9/2010	DEBIT MEMO — CapOne	3,688.87			CONTROL DISBURSEMENT/CLEARED CHECKS
8/10/2010	DEBIT MEMO — CapOne	1,252.82			CONTROL DISBURSEMENT/CLEARED CHECKS
8/11/2010	DEBIT MEMO — CapOne	81,078.59			CONTROL DISBURSEMENT/CLEARED CHECKS
8/17/2010	DEBIT MEMO — CapOne	156,863.40			CONTROL DISBURSEMENT/CLEARED CHECKS
8/18/2010	DEBIT MEMO — CapOne	24,892.53			CONTROL DISBURSEMENT/CLEARED CHECKS
8/19/2010	DEBIT MEMO — CapOne	8,778.56			CONTROL DISBURSEMENT/CLEARED CHECKS
8/23/2010	DEBIT MEMO — CapOne	29,575.61			CONTROL DISBURSEMENT/CLEARED CHECKS
8/24/2010	DEBIT MEMO — CapOne	24,253.59			CONTROL DISBURSEMENT/CLEARED CHECKS
8/27/2010	DEBIT MEMO — CapOne	54,511.79			CONTROL DISBURSEMENT/CLEARED CHECKS
8/30/2010	DEBIT MEMO — CapOne	2,860.51			CONTROL DISBURSEMENT/CLEARED CHECKS
8/31/2010	DEBIT MEMO — CapOne	1,334.00			CONTROL DISBURSEMENT/CLEARED CHECKS

		$602,806.35

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

		Invoice Amount -	Invoice Amount -	Fees	Expenses	Objection	Check		Amount Paid		Year-To-Date
Payee	Period Covered	Fees	Expenses	Approved	Approved	Deadline	Number	Date	Fees	Expenses	Fees	Expenses
Alston & Bird LLP	4/30 – 5/31/10	$255,194.00	$0.00	$255,194.00	$0.00	7/7/2010	5082	7/21/2010	$204,155.20		$204,155.20
Alston & Bird LLP	4/30 – 5/31/10	$0.00	$5,825.95	$0.00	$5,825.95	7/7/2010	5085	7/22/2010		$5,825.95		$5,825.95
Alston & Bird LLP	6/1 – 6/30/10	$129,621.50	$7,762.21	$129,621.50	$7,762.21	8/5/2010	5107	8/12/2010	$103,697.20	$7,762.21	$103,697.20	$7,762.21
Alston & Bird LLP	7/1 – 7/31/10	$100,767.00	$1,689.29	$100,767.00	$1,689.29	9/3/2010

Alston & Bird LLP subtotal											$307,852.40	$13,588.16

Bayard, P.A.	5/11 – 5/31/10	$35,663.00	$212.04	$35,663.00	$212.04	7/19/2010	5086	7/22/2010	$28,530.40	$212.04	$28,530.40	$212.04
Bayard, P.A.	6/1 – 6/30/10	$29,506.00	$393.24	$28,306.00	$393.24	8/10/2010	5142	8/17/2010	$22,644.80	$393.24	$22,644.80	$393.24
Bayard, P.A.	7/1 – 7/31/10	$24,458.00	$623.21	$24,458.00	$623.21	9/7/2010

Bayard, P.A. subtotal											$51,175.20	$605.28

Carella, Byrne, Bain	annuity services	$450.00	$6,993.00	$450.00	$6,993.00	N/A	5044	7/2/2010	$450.00	$6,993.00	$450.00	$6,993.00
Carella, Byrne, Bain	patent maintenance	$50.00	$516.00	$50.00	$516.00	N/A	2588	6/21/2010	$50.00	$516.00	$50.00	$516.00

Carella, Byrne, Bain subtotal											$500.00	$7,509.00

Dickstein Shapiro LLP	5/11 – 5/31/10	$134,068.50	$4,147.20	$134,068.50	$4,147.20	7/19/2010	5087	7/22/2010	$107,254.80	$4,147.20	$107,254.80	$4,147.20
Dickstein Shapiro LLP	6/1 – 6/30/10	$63,546.50	$3,309.16	$63,546.50	$3,309.16	8/10/2010	5131	8/17/2010	$50,837.50	$3,309.16	$50,837.50	$3,309.16
Dickstein Shapiro LLP	7/1 – 7/31/10	$63,076.25	$2,223.29			9/3/2010

Dickstein Shapiro LLP subtotal											$158,092.30	$7,456.36

Gleacher & Company	4/30 – 7/31/10	$660,000.00	$52,514.48	$660,000.00	$52,514.48	9/7/2010

Gleacher & Company subtotal											$0.00	$0.00

Invotex, Inc.	5/26 – 6/30/10	$71,248.50	$374.04	$71,248.50	$374.04	8/12/2010	5149	8/27/2010	$56,998.80	$374.04	$56,998.80	$374.04
Invotex, Inc.	7/1 – 7/30/10	$14,514.25	$79.24	$14,514.25	$79.24	9/7/2010

Invotex, Inc. subtotal											$56,998.80	$374.04

Kurtzman Carson Consultants	4/30/2010	$2,232.00	$78.20	$2,232.00	$78.20	N/A	5029	7/1/2010	$2,232.00	$78.20	$2,232.00	$78.20
Kurtzman Carson Consultants	NYTIMES (July)	$0.00	$3,680.00	$0.00	$3,680.00	N/A	wire	7/9/2010	0	3,680.00	$0.00	$3,680.00
Kurtzman Carson Consultants	5/1 – 5/31/10	$44,420.50	$13,040.83	$44,420.50	$13,040.83	N/A	5080	7/21/2010	$44,420.50	$13,040.83	$44,420.50	$13,040.83
Kurtzman Carson Consultants	6/1 – 6/30/10	$25,815.50	$2,752.13	$25,815.50	$2,752.13	N/A	5096	7/27/2010	$25,815.50	$2,752.13	$25,815.50	$2,752.13
Kurtzman Carson Consultants	7/1 –7/31/10	$20,333.00	$5,180.49	$20,333.00	$5,180.49	N/A	5150	8/27/2010	$20,333.00	$5,180.49	$20,333.00	$5,180.49

Kurtzman Carson Consultants subtotal											$92,801.00	$24,731.65

Young Conaway Stargatt & Taylor LLP	4/30 – 5/31/10	$41,889.00	$0.00	$41,889.00	$0.00	7/16/2010	5083	7/21/2010	$33,511.20		$33,511.20
Young Conaway Stargatt & Taylor LLP	4/30 – 5/31/10	$0.00	$1,099.45	$0.00	$1,099.45	7/16/2010	5088	7/22/2010		$1,099.45		$1,099.45
Young Conaway Stargatt & Taylor LLP	6/1 – 6/30/10	$25,033.50	$636.75	$25,033.50	$636.75	8/9/2010	5129	8/12/2010	$20,026.80	$636.75	$20,026.80	$636.75
Young Conaway Stargatt & Taylor LLP	7/1 – 7/31/10	$19,341.00	$1,717.81			8/31/2010

Young Conaway Stargatt & Taylor LLP subtotal											$53,538.00	$1,736.20

Total											$720,957.70	$56,000.69

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010

	August	Cumulative
	2010	Filing to Date
Gross Sales	—	438,100
Sales Reserves and Allowances	(26,382)	(3,179,953)

Net Revenue	(26,382)	(2,741,852)

Cost of Goods Sold	—	860,166

Salaries, Bonus & Temp Labor	183,314	3,126,127
Benefits, Payroll Taxes, Recruiting & Relocation	32,328	68,288

Subtotal: Salaries & Benefits	215,642	3,194,415

Stock-Based Compensation	—	408,171
Marketing & Advertising	(2,499)	4,011
Travel & Entertainment	2,318	48,505
Facilities and Equipment Related	49,888	219,871
Insurance	79,675	325,442
Distribution Expense	54,754	346,370
Office & General Lab Supplies	790	5,730
Consulting & Legal Fees	804,747	2,532,144
Patents & Licensing	4,108	254,719
Audit, IR & Financial Fees	9,431	(62,240)
Non-Income Taxes	13,214	14,703
Depreciation and Amortization	—	974,542
Director and SAB Fees	2,296	63,689

Subtotal: FTE Expenses	1,234,363	8,330,072

Marketing Costs	(157)	169,576
Direct Project Costs	—	53,114

Total Expenses	1,234,206	9,412,927

Income (Loss) from Operations	(1,260,588)	(12,154,780)

Interest Income	—	357
Other income (expense)	725	3,630

Net Income (Loss) Before Taxes	(1,259,863)	(12,150,793)

Net Income (Loss)	(1,255,763)	(8,478,380)

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010

	Current	Petition
	Month	Date
Cash & Cash Equivalents	18,679,165	5,257,718
Accounts Receivable, net	205,100	(490,487)
Inventory	(0)	2,213,158
Prepaid and Other Current Assets	1,019,247	3,397,106

Property and Equipment	—	14,341,773
Accumulated Depreciation	—	(12,460,925)

Property and Equipment, net	—	1,880,848

Deposits and Other Assets	525,714	680,580

Intangible Assets	—	11,877,529
Accum. Amort — Intangibles	—	(2,643,218)

Intangible Assets, net	—	9,234,311

Total Assets	20,429,226	22,173,234

20000 — Accounts Payable — post-petition	(440,236)	—
21201 — Accrued Payable to Lilly	—	—
21210 — Accrued Professional Fees	(1,255,013)	—
21250 — Accrued R&D Costs	—	—
21275 — Accrued Keflex Copay Assistance	—	—
21276 — Accrued Moxatag Copay Assistance	—	—
21281 — Accrued Medicaid Rebates Payable	—	—
21282 — Accrued Returns	—	—
21290 — Other Accrued Expenses	(65,420)	—
23200 — Wages Payable	(23,677)	—
23620 — Employee Benefits Pay-401k	—	—
23650 — Employee Benefits — Flex Spending	—	—

Accounts Payable and Accrued Expenses — Post-Petition	(1,784,346)	—

20000 — Accounts Payable — pre-petion	(840,661)	(1,214,588)
21110 — Accrued Severance	(2,483,074)	(281,258)
21201 — Accrued Payable to Lilly	—	(5,252)
21210 — Accrued Professional Fees	(29,917)	(199,917)
21250 — Accrued R&D Costs	—	(136,067)
21275 — Accrued Keflex Copay Assistance	—	(9,276)
21276 — Accrued Moxatag Copay Assistance	—	(3,705,035)
21281 — Accrued Medicaid Rebates Payable	(45,780)	(563,001)
21282 — Accrued Returns	—	(1,945,797)
21290 — Other Accrued Expenses	—	(292,773)
23200 — Wages Payable	(97,344)	(306,521)
23620 — Employee Benefits Pay-401k	—	(33,339)
23650 — Employee Benefits — Flex Spending	—	(3,899)
25000 — Other Current Liabilities	(4,865,617)	(4,810,772)

Accounts Payable and Accrued Expenses — Pre-Petition	(8,362,392)	(13,507,496)

Deferred Contract Revenue — non-current (pre-petition)	(11,625,000)	(11,625,000)
Deferred Lease Expense	(20,835)	(18,340)

Common Stock	(865,119)	(865,119)
Additional Paid in Capital	(322,373,995)	(312,281,358)

Retained Earnings	299,240,744	299,240,744
YTD P&L	25,361,717	16,883,336

Accumulated Deficit	324,602,460	316,124,080

Stockholders’ Equity	1,363,347	2,977,602

Liabilities & Stockholders’ Equity	(20,429,226)	(22,173,234)

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010

Other Post-petition liabilities
Professional bankruptcy fees estimates — creditors’ committee cousel & FA	100,000
Professional bankruptcy fees estimates — equity committee counsel	225,000
Professional bankruptcy fees estimates — corporate and local counsel	116,582
Professional bankruptcy fees — KCC estimate	21,000
Professional legal fees (July)	56,000
Investment Banker — Gleacher	712,514
Integrated Commercialization Solutions — August	46,433
Other miscellaneous May — August accruals — no invoices yet	42,904

Total of Accrued Professional Fees (acct 21210) & Other Accrued Expenses (acct 21290)	$1,320,433

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	42,561	698	—	(145)	—	43,114
Wages Payable (401k contributions)	—	—	—	—	—	—
Taxes Payable (payroll-related taxes)	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	39,675	288,292	68,955	—	—	396,922
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	82,236	288,990	68,955	(145)	—	440,036

Explain how and when the Debtor intends to pay any past-due postpetition debts.
Accounts Payable amounts in 0-30 days were paid in September. Professional fees are awaiting court approval or include remaining 20% of fees.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS

		Voucher	Document	Current Trx		Document
Vendor ID	Vendor Name	Number	Date	Amount	Document Number	Type	Paid Date
ADP001	ADP	038551	8/13/2010	$2,995.85	516178	Invoice	9/8/2010
ALS002	Alston & Bird LLP	038531	7/31/2010	$20,153.40	JULY 20%	Invoice
ALS002	Alston & Bird LLP	038421	6/30/2010	$25,924.30	06302010 20%	Invoice
ALS002	Alston & Bird LLP	038358	7/14/2010	$51,038.80	MAY 2010 20%	Invoice
ALS002	Alston & Bird LLP	038530	7/31/2010	$80,613.60	JULY 80%	Invoice	9/8/2010
ALS002	Alston & Bird LLP	038532	7/31/2010	$1,689.29	JULY EXP	Invoice	9/8/2010
BAY002	Bayard, P.A.	038540	8/18/2010	$4,891.60	JULY 2010 20%	Invoice
BAY002	Bayard, P.A.	038461	6/30/2010	$5,661.20	JUNE 2010 20%	Invoice
BAY002	Bayard, P.A.	038348	7/14/2010	$7,132.60	MAY 2010 20%	Invoice
BAY002	Bayard, P.A.	038539	8/18/2010	$19,566.40	JULY 2010 80%	Invoice	9/14/2010
BAY002	Bayard, P.A.	038541	8/18/2010	$623.21	JULY 2010 EXP	Invoice	9/14/2010
DIC002	Dickstein Shapiro LLP	038528	7/31/2010	$12,615.25	JULY 20%	Invoice
DIC002	Dickstein Shapiro LLP	038458	6/30/2010	$12,709.00	JUNE 2010 20%	Invoice
DIC002	Dickstein Shapiro LLP	038351	7/14/2010	$26,813.70	MAY 2010 20%	Invoice
DIC002	Dickstein Shapiro LLP	038527	7/31/2010	$50,461.00	JULY 80%	Invoice	9/8/2010
DIC002	Dickstein Shapiro LLP	038529	7/31/2010	$2,223.29	JULY EXP	Invoice	9/8/2010
DOC002	DoctorDirectory.Com, Inc.	038535	8/24/2010	$30,943.00	4931	Invoice	9/8/2010
GRA005	Gray Robinson	038463	7/31/2010	$23.82	10097780	Invoice
GRA005	Gray Robinson	038389	7/9/2010	$25.08	10094694	Invoice
GRA005	Gray Robinson	038391	7/9/2010	$168.60	10094696	Invoice
GRA005	Gray Robinson	038390	7/9/2010	$236.37	10094695	Invoice
GRA005	Gray Robinson	038274	6/9/2010	$252.00	10088120	Invoice
GRA005	Gray Robinson	038392	7/9/2010	$252.00	10094697	Invoice
GRA005	Gray Robinson	038465	7/31/2010	$252.00	10097784	Invoice
GRA005	Gray Robinson	038273	6/9/2010	$356.40	10088119	Invoice
GRA005	Gray Robinson	038393	7/9/2010	$378.00	10094699	Invoice
GRA005	Gray Robinson	038276	6/9/2010	$558.11	10088127	Invoice
GRA005	Gray Robinson	038464	7/31/2010	$567.00	10097781	Invoice
GRA005	Gray Robinson	038275	6/9/2010	$646.65	10088126	Invoice
GRA005	Gray Robinson	038388	7/9/2010	$1,433.00	10094691	Invoice
GRA005	Gray Robinson	038466	7/31/2010	$2,779.00	10097778	Invoice
GRA005	Gray Robinson	038272	6/9/2010	$3,591.00	10088115	Invoice
HDS001	H D Smith	038468	7/2/2010	$697.83	Q210034	Invoice	9/14/2010
HEA012	Healthcare & Family Services	037619	3/9/2010	$(145.27)	1104220094	Credit Memo
INV003	Invotex, Inc.	038543	8/18/2010	$2,902.85	JULY 2010 20%	Invoice
INV003	Invotex, Inc.	038455	6/30/2010	$14,249.70	JUNE 2010 20%	Invoice
INV003	Invotex, Inc.	038542	8/18/2010	$11,611.40	JULY 2010 80%	Invoice	9/14/2010
INV003	Invotex, Inc.	038544	8/18/2010	$79.24	JULY 2010 EXP	Invoice	9/14/2010
IRO001	Iron Mountain	038589	8/31/2010	$1,547.53	RETRIEVAL	Invoice	9/8/2010
UNI017	Unified TelData, Inc.	038546	8/24/2010	$2,455.00	417139	Invoice
UNI017	Unified TelData, Inc.	038545	8/24/2010	$4,620.00	417129	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038519	7/31/2010	$3,868.20	JULY 2010 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038452	6/30/2010	$5,006.70	JUNE 2010 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038354	7/14/2010	$8,377.80	MAY 2010 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038518	7/31/2010	$15,472.80	JULY 2010 80%	Invoice	9/8/2010
YOU005	Young Conaway Stargatt & Taylor LLP	038520	7/31/2010	$1,717.81	JULY 2010 EXP	Invoice	9/8/2010

				$440,036.11

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: August 1 — 31, 2010
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	531,384.87
+ Amounts billed during the period	—
- Amounts collected during the period	(285,463.94)
- Other adjustments during period	(24,900.00)
Total Accounts Receivable at the end of the reporting period	221,020.93

Accounts Receivable Aging	Amount
0 - 30 days old	—
31 - 60 days old	19,509.08
61 - 90 days old	9,787.62
91 + days old	191,549.88
Total Accounts Receivable	220,846.58
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	220,846.58	174.35
		reconciling item
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Money Market account has been opened at Capital One Bank. Details have been provided to U.S. Trustee’s Office.
FORM MOR-5
(04/07)